SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                        Date of Report: February 20, 2003

                             CENTRAL WIRELESS, INC.
               (Exact Name of Registrant as Specified in Charter)


             UTAH                       033-14065              87-0476117
             ----                       ---------              ----------
 (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)

4333 SOUTH TAMIAMI TRAIL, SUITE E                                 34231
---------------------------------                                 -----
(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:          (941) 929-1534
                                                             --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 20, 2003, Central Wireless, Inc., a Utah corporation ("CENTRAL WIRELESS"), entered into a definitive Share Exchange Agreement (the "SHARE EXCHANGE AGREEMENT") among Central Wireless, Kenneth W. Brand, Robert Sandburg and Michael Delin. Pursuant to the Share Exchange Agreement, Messrs. Brand, Sandburg and Delin exchanged an aggregate of 100,000,000 shares of common stock of USWebauctions, Inc. f/k/a August Project 1 Corp., a Florida corporation in exchange for an aggregate of 100,000,000 shares of common stock of Central Wireless.

ITEM 6.  REGULATION ID DISCLOSURE

         Effective March 5, 2003, Michael Delin resigned as an officer and director of Central Wireless.

ITEM 7.  EXHIBITS


Exhibit 99.1 Share Exchange Agreement effective as of February 20, 2003 by and among Central Wireless, Inc., Kenneth W. Brand, Robert Sandburg and Michael Delin.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CENTRAL WIRELESS, INC.



Date:  March 5, 2003                           By: /S/ KENNETH W. BRAND
                                                   --------------------
                                               Name:  Kenneth W. Brand
                                               Its:   Chief Executive Officer






                                       3